THE MP 63 FUND

                                  ANNUAL REPORT
                                FEBRUARY 28, 2003

--------------------------------------------------------------------------------

               Average Annual Total Return as of February 28, 2003
                             One Year:       -20.39%
                             Since Inception: -4.52%


GRAPH INDICATING DOLLARS FROM $6,000 TO $14,000 ALONG THE VERTICAL AXIS AND TIME IN MONTHS FROM FEBRUARY 1999 TO FEBRUARY 2003 ALONG THE HORIZONTAL AXIS. GRAPH ILLUSTRATES THAT $10,000 INVESTED IN THE S&P 500 INDEX AT FEBRUARY 1999 WOULD BE WORTH $7,178 AT FEBRUARY 2003, AND $10,000 INVESTED IN THE MP 63 FUND, INC. AT FEBRUARY 1999 WOULD BE WORTH $8,311 AT FEBRUARY 2003.


     S&P 500 Index is an unmanaged composite of 500 large-capitalization companies. You cannot invest directly in an index.

     The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will flucuate so that shares, when redeemed, may be worth more or less than their original cost. The performance also reflects reinvestment of all dividend and capital gain distributions.
--------------------------------------------------------------------------------


                        DIRECTORS AND EXECUTIVE OFFICERS

The Directors of the MP63 Fund, Inc. (the "Fund") are listed below, together with their principal occupations during the past five years. The term of office for directors is for the duration of the Fund, or until removal, resignation or retirement; officers are elected annually.

Addresses for all the individuals below is 555 Theodore Fremd Avenue, Suite B103, Rye, NY 10580.

INTERESTED DIRECTORS:

VITA NELSON (1),(2),  Chairman of the Board and President since 1998
Chief Executive Officer of the Moneypaper, Inc. from 1981-Present; Director, Temper of the Times Investor Services, Inc.

MICHAEL MIOLA1, Director and Assistant Treasurer, since 1998
Co-Owner and Co-Managing Member of NorthStar; Chief Executive Officer of Gemini Fund Services, Inc.; Private Investor & Businessman; Founder and President of American Data Services, Inc. from 1983-2001..

PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS:

LESTER NELSON (2), Secretary, since 1998
Treasurer, since 2002
Partner of the law firm Nelson & Nelson

DISINTERESTED DIRECTORS:

GLORIA L. SCHAFFER, Director, since 1998
Partner,  CA  White  (real  estate  development);   Director,   Hercules,  Inc.;
Commissioner of Consumer Protection for the State of Connecticut from 1991-1995.

HAROLD G. WEINREB, Director, since 1998
Consultant since 1987; Prior thereto from 1966 to 1987, employed by W.R. Grace & Co., most recently as Director, Corporate Engineering from 1977-1987.

TED S. GLADSTONE, Director, since 1998
President, Gladstone Development Corporation.

The Fund's Statement of Additional Information includes information about the Directors of the Fund and is available, without charge, upon request by calling 1-877-MP63FUN (676-3386).

(1) Vita Nelson and Michael Miola are both deemed to be "interested persons" of MP 63 Fund, Inc., as defined by the 1940 Act; Ms. Nelson serves as a director of the Fund's investment advisor and Mr. Miola is the Chief Executive Officer of the Fund's administrator.

(2) Lester Nelson and Vita Nelson are husband and wife

                          Mendlowitz Weitsen, LLP, CPAs
               K2 Brier Hill Court, East Brunswick, NJ 08816-3341
            Tel: 732.613.9700 Fax: 732.613.9705 E-mail: mw@MWLLP.com
                                  www.mwllp.com

                          INDEPENDENT AUDITOR'S REPORT

To Shareholders and Directors of The MP63 Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc., including the schedule of investments, as of February 28, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of February 28, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The MP63 Fund, Inc. as of February 28, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                  Mendlowitz Weitsen, LLP, CPAs
East Brunswick, NJ
April 9, 2003

--------------------------------------------------------------------------------

     Dear Fellow Shareholders, February 28, 2003 marked the end of our fourth fiscal year, a difficult twelve months by any measure. Although we continued to outperform the major indexes, it was clearly a period of negative market sentiment. The Net Asset Value (NAV) of the MP 63 Fund stood at $8.09 on February 28, down from a close of $10.24 a year earlier. As of April 23, 2003, the NAV has recovered to $8.78, and first-quarter earnings are supplanting the war in Iraq as the major focus. Although we think that we may have seen the worst of the recent bear market, we're not going to attempt to predict short-term trends. Thanks to our committed investors, who continued to invest during the downturn, we have never been forced to sell shares in order to meet ill-timed redemptions, a fate suffered by many actively managed funds. Many shareholders have maintained their practice of contributing steadily to the growth in our holdings. Heading into our fifth year, we'd like to remind you that higher IRA limits are in place, so you may want to plan to schedule your contributions accordingly. Many of our fellow investors have found that the ability to authorize automatic deductions makes the task that much easier. We hope you'll join us in continuing to invest in the MP 63 Fund on a regular basis.

                                         Vita Nelson and David Fish, Co-Manager

                               THE MP63 FUND, INC.
                             Schedule of Investments
                                February 28, 2003

   Shares                                            Market Value
   ------                                            ------------

            COMMON STOCKS - 99.40%

            ADVERTISING - 0.65%
   11,982   Interpublic Group of Companies.............$ 115,626
                                                     ------------
            APPAREL - 1.20%
    6,349   VF Corp......................................214,914
                                                     ------------
            AUTOMOTIVE MANUFACTURING - 3.55%
   16,019   Harley-Davidson, Inc.........................634,192
                                                     ------------
            AUTOMOTIVE PARTS - 1.06%
    6,592   Genuine Parts Co.............................189,850
                                                     ------------
            BANKING - 7.22%
    5,673   Bank One Corp................................204,398
   12,685   BB&T Corp....................................416,448
   12,839   Fleet Boston Financial Corp..................315,326
   12,820   National City Corp...........................354,088
                                                     ------------
                                                       1,290,260
                                                     ------------
            BEVERAGES - 1.98%
    2,339   Anheuser-Busch Companies, Inc................108,764
    6,083   Coca-Cola Corp...............................244,658
                                                     ------------
                                                         353,422
                                                     ------------
            CHEMICALS - 3.12%
    6,034   DuPont (E.I.) de Nemours & Co................221,267
    8,738   Engelhard Corp...............................181,313
   15,493   RPM, Inc.....................................154,930
                                                     ------------
                                                         557,510
                                                     ------------
            COMPUTER EQUIPMENT - 3.84%
   15,841   Hewlett-Packard Co...........................251,080
   25,261   Intel Corp...................................435,752
                                                     ------------
                                                         686,832
                                                     ------------
            CONSUMER PRODUCTS - 7.40%
    8,774   Altria Group, Inc............................339,115
    9,687   Avon Products, Inc...........................503,724
    9,120   Johnson & Johnson............................478,344
                                                     ------------
                                                       1,321,183
                                                     ------------
            DIVERSIFIED MANUFACTURING - 3.17%
   13,610   General Electric Co..........................327,320
    3,065   Johnson Controls, Inc........................238,947
                                                     ------------
                                                         566,267
                                                     ------------
            DRUGS - 3.10%
    8,185   Abbott Laboratories..........................291,550
   14,528   Schering-Plough Corp.........................261,795
                                                     ------------
                                                         553,345
                                                     ------------
            ELECTRONICS - 1.07%
   14,531   Scientific-Atlanta, Inc......................190,792
                                                     ------------

                       See notes to financial statements

                               THE MP63 FUND, INC.
                       Schedule of Investments (Continued)
                               February 28, 2003

   Shares                                            Market Value
   ------                                            ------------

            FINANCIAL SERVICES - 9.42%
      179   Countrywide Credit Industries, Inc...........$ 9,557
    8,531   Franklin Resources, Inc......................278,708
    8,868   Household International, Inc.................247,683
    7,342   H&R Block, Inc...............................297,865
   32,387   Paychex, Inc.................................849,187
                                                     ------------
                                                       1,683,000
                                                     ------------
            FOOD - 4.64%
   11,230   ConAgra Foods, Inc...........................259,076
   11,910   Hormel Foods Corp............................250,229
    5,973   Wrigley Co...................................320,332
                                                     ------------
                                                         829,637
                                                     ------------
            HAND MACHINE/TOOLS - 1.20%
    5,834   Black & Decker Corp..........................214,108
                                                     ------------

            INSURANCE - 5.18%
   21,888   AFLAC, Inc...................................684,000
    7,796   St. Paul Companies, Inc......................240,585
                                                     ------------
                                                         924,585
                                                     ------------
            MACHINERY - 1.21%
    5,460   Ingersoll-Rand Co............................215,397
                                                     ------------
            MANUFACTURING - 5.70%
   15,333   Clayton Homes, Inc...........................172,650
    5,930   Illinois Tool Works, Inc.....................353,250
    2,692   3M Co........................................337,496
   10,406   Tyco International Ltd.......................154,009
                                                     ------------
                                                       1,017,405
                                                     ------------
            MEDICAL INSTRUMENTS - 4.45%
   17,792   Medtronic, Inc...............................795,302
                                                     ------------
            METALS - 1.00%
    4,962   Phelps Dodge Corp............................178,434
                                                     ------------
            OFFICE EQUIPMENT - 2.83%
    7,850   Diebold, Inc.................................285,426
    7,092   Pitney Bowes, Inc............................220,136
                                                     ------------
                                                         505,562
                                                     ------------
            OIL & Gas - 3.56%
    8,432   BP Plc ADR...................................321,344
    9,274   Exxon Mobil Corp.............................315,501
                                                     ------------
                                                         636,845
                                                     ------------
            PACKAGING - 1.35%
    5,752   Bemis Co., Inc...............................240,779
                                                     ------------

                       See notes to financial statements

                               THE MP63 FUND, INC.
                       Schedule of Investments (Continued)
                               February 28, 2003

   Shares                                            Market Value
   ------                                            ------------
            PAPER & LUMBER - 0.94%
    4,812   International Paper Co.....................$ 168,564
                                                     ------------
            PERSONNEL - 1.06%
   19,426   Servicemaster Co.............................189,792
                                                     ------------
            PUBLISHING - 1.85%
    4,572   Gannett Company, Inc.........................329,961
                                                     ------------
            RENTAL & Leasing Services - 0.84%
    6,578   Ryder System, Inc............................149,255
                                                     ------------
            RESTAURANT - 1.05%
    7,402   Wendy's International, Inc...................187,493
                                                     ------------
            RETAIL- APPAREL - 1.30%
   19,632   The Limited, Inc.............................233,228
                                                     ------------
            RETAIL- DRUGS - 0.59%
   43,594   Rite Aid Corp*...............................104,626
                                                     ------------
            RETAIL- GENERAL - 1.54%
   11,719   Home Depot, Inc..............................274,810

            TELECOMMUNICATIONS - 3.51%
    9,859   Bellsouth Corp...............................213,644
    9,022   Centurytel, Inc..............................247,203
    7,998   SBC Communications, Inc......................166,358
                                                     ------------
                                                         627,205
                                                     ------------
            TELECOMMUNICATIONS EQUIPMENT - 0.83%
   30,015   Corning, Inc.................................147,674
                                                     ------------
            TRANSPORTATION - 1.21%
    3,929   Union Pacific Corp...........................216,842
                                                     ------------
            UTILITY- ELECTRIC - 3.45%
   10,533   Duke Energy Corp.............................142,301
   10,640   Edison International.........................131,510
    8,407   SCANA Corp...................................252,126
    8,221   Teco Energy, Inc..............................91,089
                                                     ------------
                                                         617,026
                                                     ------------

                       See notes to financial statements

                               THE MP63 FUND, INC.
                       Schedule of Investments (Continued)
                               February 28, 2003

   Shares                                            Market Value
   ------                                            ------------
            UTILITY- GAS - 1.45%
   13,287   National Fuel Gas Co.......................$ 259,628
                                                     ------------
            UTILITY- WATER - 1.88%
   16,021   Philadelphia Suburban Corp*..................335,320
                                                     ------------
            TOTAL COMMON STOCKS
            (Cost $21,594,044)........................17,756,671
                                                     ------------
            CASH EQUIVALENTS - 0.40%
   72,446   First American Treasury Obligation Fund
            (Cost $72,446)................................72,446
                                                     ------------
            TOTAL INVESTMENTS
            (Cost $21,666,490)..............99.80%    17,829,117
            Other assets less liabilities....0.20%        35,403
                                           -------   ------------
            TOTAL NET ASSETS...............100.00%  $ 17,864,520
                                           =======   ============


(1) Federal Tax Information: At February 28, 2003, the net unrealized depreciation based on cost for Federal income tax purposes of $21,666,802 was as follows:
            Aggregate gross unrealized appreciation for all
              investments for which there was an excess of value
              over cost........................................... $ 1,167,980
            Aggregate gross unrealized depreciation for all
              investments for which there was an excess of cost
              over value............................................(5,005,665)
                                                                   -------------
            Net unrealized depreciation...........................$ (3,837,685)
                                                                   =============


            * Non-income producing security. ADR- American Depository Receipt.

                       See notes to financial statements

                               THE MP63 FUND, INC.
                       Statement of Assets and Liabilities
                               February 28, 2003


 ASSETS:
      Investments in securities, at value
       (cost $21,666,490)   (Note 2)......................   $   17,829,117
      Dividends and interest receivable...................           38,670
      Receivable for fund shares sold.....................           12,010
      Due from investment advisor.........................            3,685
      Prepaid expenses....................................           27,641
                                                             ---------------
           Total Assets...................................       17,911,123
                                                             ---------------

 LIABILITIES:
      Accrued directors' fees.............................            6,001
      Other accrued expenses..............................           40,602
                                                             ---------------
           Total Liabilities..............................           46,603
                                                             ---------------

           Net Assets.....................................   $   17,864,520
                                                             ===============

 NET ASSETS CONSIST OF:
      Capital stock, $.001 par value; 1 billion shares
         authorized; 2,208,823 shares outstanding.........   $   21,829,480
      Undistributed net investment income (loss)..........           31,544
      Accumulated net realized  gain (loss) from
        investment transactions...........................         (159,131)
      Net unrealized appreciation (depreciation)
        on investments....................................       (3,837,373)
                                                             ---------------

      Net Assets..........................................   $   17,864,520
                                                             ===============

      Net asset value ($17,864,520 / 2,208,823)...........           $ 8.09
                                                             ===============

                       See notes to financial statements

                               THE MP63 FUND, INC.
                             Statement of Operations
                      For the year ended February 28, 2003


 INVESTMENT INCOME:
      Dividends...........................................   $      366,253
      Interest............................................            2,009
                                                             ---------------
           Total investment income........................          368,262
                                                             ---------------

 EXPENSES:
      Advisory fees (Note 3)..............................           63,168
      Administration fees.................................           94,105
      Custody fees........................................           20,563
      Registration & filing fees..........................           25,068
      Insurance expense...................................           13,107
      Shareholder reports.................................           17,406
      Directors fees......................................            6,001
      Audit fees..........................................            6,190
      Legal fees..........................................            5,006
      Other expenses......................................              724
                                                             ---------------
          Total expenses..................................          251,338
                                                             ---------------

      Less: advisory fees waived (Note 3).................          (25,901)
                                                             ---------------

      Net expenses........................................          225,437
                                                             ---------------

      Net  investment income (loss).......................          142,825
                                                             ---------------

 NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS: (Note 2)
      Net realized (gain) loss on investment transactions            44,144
      Net change in unrealized appreciation (depreciation)
        on investments....................................       (4,286,129)
                                                             ---------------
      Net  realized and unrealized gain (loss)
        on investments....................................       (4,241,985)
                                                             ---------------
      Net increase (decrease) in net assets resulting
        from operations...................................   $   (4,099,160)
                                                             ===============

                       See notes to financial statements

                               THE MP63 FUND, INC.
                       Statements of Changes in Net Assets

                                                                 For the              For the
                                                                Year Ended           Year Ended
                                                             February 28, 2003    February 28, 2002
                                                             -----------------    -----------------
 OPERATIONS:
      Net investment income (loss)........................   $        142,825     $        104,274
      Net realized gain (loss) from
          investment transactions.........................             44,144             (112,889)
      Net change in unrealized appreciation
          (depreciation) on investments...................         (4,286,129)             770,943
                                                             -----------------    -----------------
      Net increase (decrease) in net assets
          resulting from operations.......................         (4,099,160)             762,328
                                                             -----------------    -----------------

 DIVIDENDS AND DISTRIBUTIONS
      TO SHAREHOLDERS FROM:
      Net investment income (loss)........................           (139,533)            (100,275)
      Net realized gain (loss) on investments.............                  0                    0
                                                             -----------------    -----------------
      Total dividends and distributions
          to shareholders.................................           (139,533)            (100,275)
                                                             -----------------    -----------------

 FUND SHARE TRANSACTIONS: (Note 4)
      Proceeds from fund shares sold......................          4,843,221            3,537,285
      Dividends reinvested................................            137,811              100,217
      Payments for fund shares redeemed
          (net of redemption fees of $10,674 and
          $8,099, respectively)...........................         (1,363,367)          (1,018,524)
                                                             -----------------    -----------------
      Net increase (decrease) in net assets from
          fund share transactions.........................          3,617,665            2,618,978
                                                             -----------------    -----------------

      Net increase (decrease) in net assets...............           (621,028)           3,281,031

 NET ASSETS:
 Beginning of Period......................................         18,485,548           15,204,517
                                                             -----------------    -----------------

 End of Period (including undistributed net investment
      income of $31,544 and $28,252, respectively)........   $     17,864,520     $     18,485,548
                                                             =================    =================

                       See notes to financial statements

                              THE MP63 FUND, INC.
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    For the             For the             For the             For the
                                                   Year Ended          Year Ended          Year Ended          Year Ended
                                                February 28, 2003   February 28, 2002   February 28, 2001   February 29, 2000
                                                -----------------   -----------------   -----------------   -----------------

Net asset value, beginning of period............  $        10.24      $         9.90      $         8.81      $        10.00
                                                -----------------   -----------------   -----------------   -----------------

INCOME (LOSS) FROM
      INVESTMENT OPERATIONS:
      Net investment income (loss)..............            0.07                0.06                0.07                0.08
      Net realized and unrealized gain (loss)
        on investments..........................           (2.15)               0.34                1.10               (1.21)
                                                -----------------   -----------------   -----------------   -----------------
      Total from investment operations..........           (2.08)               0.40                1.17               (1.13)
                                                -----------------   -----------------   -----------------   -----------------

LESS DISTRIBUTIONS:
      Dividends from net investment income......           (0.07)              (0.06)              (0.08)              (0.04)
      Distributions from net realized gains.....            0.00                0.00                0.00               (0.02)
                                                -----------------   -----------------   -----------------   -----------------
      Total dividends and distributions.........           (0.07)              (0.06)              (0.08)              (0.06)
                                                -----------------   -----------------   -----------------   -----------------

Net asset value, end of period..................  $         8.09      $        10.24      $         9.90      $         8.81
                                                =================   =================   =================   =================

Total return (a)................................         (20.39)%               4.02%              13.25%            (11.36)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)........  $       17,865      $       18,486      $       15,205      $       12,374
Ratio of expenses to average net assets.........            1.25%               1.25%               1.25%               1.15%
Ratio of expenses to average net assets,
      before reimbursement......................            1.39%               1.25%               1.44%               1.81%
Ratio of net investment income to
      average net assets........................            0.79%               0.63%               0.70%               0.86%
Ratio of net investment income to
      average net assets, before reimbursement..            0.65%               0.63%               0.51%               0.20%
Portfolio Turnover Rate.........................            9.28%               8.22%               9.17%               0.97%


(a)   Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions, and assume no redemption fees.

                       See notes to financial statements

                               The MP63 Fund, Inc.
                          Notes to Financial Statements
                                February 28, 2003


NOTE 1.  ORGANIZATION
     The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund's business and affairs are managed by its officers under the direction of its Board of Directors. The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.
A. Security Valuation - Securities for which market quotations are readily available are valued at market value. Portfolio securities for which market quotations are not considered readily available are stated at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. The pricing service determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Short-term investments held by the Fund that mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Board of Directors.
B. Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
C. Federal Income Taxes - The Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required.
D. Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.
E. Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISOR AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS
     The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor"). Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's management and investment programs. As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily and paid monthly based on an annual rate of .35%. For the year ended February 28, 2003, the Advisor earned fees of $63,168.

                               The MP63 Fund, Inc.
                          Notes to Financial Statements
                                February 28, 2003

NOTE 3. INVESTMENT ADVISOR AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)
     The Advisor has voluntarily agreed to waive its advisory fee and to reimburse the Fund for other expenses so that total operating expenses of the Fund does not exceed an annual rate of 1.25% of average daily net assets. Under the terms of the Agreement, fees waived or expenses reimbursed by the Advisor are subject to reimbursement by the Fund, if so requested by the Advisor, up to five years from the fiscal year the fee or expense was waived or reimbursed. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above. For the year ended February 28, 2003, the Advisor waived $25,901 in advisory fees pursuant to this voluntary undertaking. As of February 28, 2003, there is $124,009 of fee waivers subject to recapture by the Advisor.

     The Fund has an administrative agreement with Gemini Fund Services, Inc. (the "Administrator"). Under this agreement, the Administrator provides the Fund with administrative, transfer agency, and fund accounting services. As compensation for the services rendered, the Fund pays the Administrator a fee accrued daily and paid monthly based on a sliding scale ranging from .35% for the first $75 million of average net assets, to .10% of average net assets in excess of $1 billion. The Fund also reimburses the Administrator for printing, postage, telephone costs and certain other out-of-pocket expenses.

     Certain officers and/or directors of the Advisor and Administrator are also officers/directors of the Fund.

NOTE 4.  CAPITAL SHARE TRANSACTIONS
     At February 28, 2003, there were 1 billion shares authorized at $.001 par value. Paid in capital amounted to $21,829,480.


                                      Year Ended               Year Ended
                                   February 28, 2003       February 28, 2002
                                   -----------------       -----------------
Shares Sold ....................        537,797                 360,789
Dividend reinvestment ..........         16,043                   9,844
Shares repurchased..............       (149,575)               (102,057)
                                   -----------------       -----------------
Net increase....................        404,265                 268,576
                                   =================       =================

NOTE 5.  INVESTMENT TRANSACTIONS
     For the year ended  February 28, 2003,  purchases and sales of  securities,
excluding  short-term   investments,   aggregated   $5,234,130  and  $1,661,180,
respectively.

NOTE 6.  TAX INFORMATION
     As required by the AICPA Audit Guide for Investment Companies for the reporting periods beginning after December 15, 2000, the following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales.

     During the fiscal year ended  February 28,  2003,  the Fund paid a dividend
distribution  of  $139,533  which  was   characterized  as  an  ordinary  income
distribution for tax purposes.

                               The MP63 Fund, Inc.
                          Notes to Financial Statements
                                February 28, 2003


NOTE 6.  TAX INFORMATION (CONTINUED)
     As of February 28, 2003, the components of distributable earnings on a tax basis were as follows:
                  Ordinary Income- $31,544
                  Long Term Gains (Losses)- ($158,819)
                  Unrealized Appreciation/(Depreciation)- ($3,837,685)

     As of February 28, 2003, the Fund had available, for federal income tax purposes, the following unused capital loss carryforwards available to offset future capital gains expiring on the last day of February for the years indicated: 2008- $15,908; 2009- $152,452.